Exhibit 99.2

Cell - Based Therapies 05 October 2023 CLEAR MIND Phase 2a Proof Of Concept Topline Results

Forward-Looking Statements

- Certain statements in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect management's current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as "believe," "expects," "may," "looks to," "will," "should," "plan," "intend," "on condition," "target," "see," "potential," "estimates," "preliminary," or "anticipates" or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this presentation include, but are not limited to, statements about the ability of Longeveron's clinical trials to demonstrate safety and efficacy of the Company's product candidates, and other positive results; the timing and focus of the Company's ongoing and future preclinical studies and clinical trials and the reporting of data from those studies and trials; the size of the market opportunity for the Company's product candidates, including its estimates of the number of patients who suffer from the diseases being targeted; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of the Company's product candidates; the Company's ability to obtain and maintain regulatory approval of its product candidates in the U.S., Japan and other jurisdictions; the Company's plans relating to the further development of its product candidates, including additional disease states or indications it may pursue; the Company's plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and its ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and the Company's ability to attract and retain such personnel; the Company's estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company's need to raise additional capital, and the difficulties it may face in obtaining access to capital, and the dilutive impact it may have on its investors; the Company's financial performance and ability to continue as a going concern, and the period over which it estimates its existing cash and cash equivalents will be sufficient to fund its future operating expenses and capital expenditure requirements. Further information relating to factors that may impact the Company's results and forward-looking statements are disclosed in the Company's filings with the Securities and Exchange Commission, including Longeveron's Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 14, 2023 and its Quarterly Report on Form 10-Q for the second quarter of 2023 filed with the SEC on August 11, 2023. The forward-looking statements contained in this presentation are made as of the date of this presentation, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

LONGEVERON
2

Study Schema 3 Screening Baseline Randomization 1:1:1:1 Infusion 1 - 4: Placebo Group 1 (n=12) Infusion 1: 25M Lomecel - B Infusions 2 - 4: Placebo Group 2 (n=12) Infusions 1 - 4: 25M Lomecel - B Group 3 (n=12) Infusions 1 - 4: 100M Lomecel - B Group 4 (n=12) Infusions: Day 0, Week 4, Week 8 & Week 12 Follow - up Day 0 Wk 4 Wk 8 Wk 12 Wk 16 Visits Wk 26 Wk 39 / Study Completion • Age 60 - 85 • Dx of Mild AD • MMSE 18 - 24 • Brain MRI • PET Scan • CADS • Biomarkers • CADS • Biomarkers • Neuro Assessments • QOL & ADR • Brain MRI • Endothelial Function Testing Wk - 6 Wk - 4 45 weeks • Secondary Endpoint - CADS - A c omposite AD score calculated using z - scores for the ADCS - ADL, CDR - SB, ADAS - Cog - 13, and left hippocampal volume (normalized for intracranial volume) via MRI. • Primary Endpoint - Safety

Summary of Baseline Demographics 4 All Patients (N=49) G4: 100M x 4 (N=11) G3: 25M x 4 (N=13) G2: 25M x 1 (N=13) G1: Placebo (N=12) Statistic ITT Population 74.1 (6.65) 74.5 (6.07) 70.5 (7.14) 74.9 (7.51) 76.7 (4.40) Mean (SD) Age (Years) 22 (44.9) 27 (55.1) 5 (45.5) 6 (54.5) 7 (53.8) 6 (46.2) 5 (38.5) 8 (61.5) 5 (41.7) 7 (58.3) n (%) Gender Male Female 47 (95.9) 2 (4.1) 9 (81.8) 2 (18.2) 13 (100) 0 13 (100) 0 12 (100) 0 n (%) Race White Black/African American 37 (75.5) 12 (24.5) 7 (63.6) 4 (36.4) 10 (76.9) 3 (23.1) 11 (84.6) 2 (15.4) 9 (75.0) 3 (25.0) n (%) Ethnicity Hispanic or Latino Not Hispanic or Latino 28.9 (5.492) 27.8 (4.058) 30.4 (5.387) 27.1 (5.346) 30.4 (6.629) Mean (SD) BMI (kg/m 2 ) *G3: 25M x 4 slightly younger.

Primary endpoint met based on statistical and medical evaluation Primary Endpoint – SAEs 4 Weeks After Any Infusion 5 Pooled 3 and 4 (N=24) Pooled 2, 3 and 4 (N=37) G4: 100M x 4 (N=11) G3: 25M x 4 (N=13) G2: 25M x 1 (N=13) G1: Placebo (N=12) Statistic 1 Adverse Events ITT population 2 (8.3) (1.0, 27.0) 3 (8.1) (1.7, 21.9) 1 (9.1) (0.2, 41.3) 1 (7.7) (0.2, 36.0) 1 (7.7) (0.2, 36.0) 0 (0.0, 26.5) n (%) 95% CI Number of patients with at least one SAE after any infusion CTCAE Grade Outcome Related Action Taken with Study Drug Onset After Infusion # Infusion Date Arm MedDRA PT 2 Grade 3 Resolved Not Related None Infusion 4 G4 Acute respiratory failure Grade 3 Resolved Not Related None Infusion 3 G3 Anaemia Grade 4 Resolved Not Related None Infusion 4 G2 Lumbar radiculopathy

Most Frequent TEAEs 6 All Patients N=(49) G4: 100M x 4 (N=11) G3: 25M x 4 (N=13) G2: 25M x 1 (N=13) G1: Placebo (N=12) Adverse Events ITT Population, n (%) 5 (10.2) 4 (8.2) 2 (18.2) 2 (18.2) 1 (7.7) 0 2 (15.4) 2 (15.4) 0 0 TEAEs COVID - 19 Urinary tract infection

Secondary Endpoint - CADS ( Composite Alzheimer’s Disease Score) 7 -0.45 -0.35 -0.25 -0.15 -0.05 0.05 0.15 0.25 0.35 C h a n g e i n C o m p o s i t e A l z h e i m e r ' s D i s e a s e S c o r e 0 16 26 39 Weeks (relative to first infusion) Pooled Lomecel-B (25M x 4, 100M x 4)Pooled Lomecel-B (25M x 1, 25M x 4, 100M x 4) Lomecel-B (100M x 4)Lomecel-B (25M x 4) Lomecel-B (25M x 1)Placebo (Dose x 4) CADS components: ADAS-cog-13, CDR-SB, ADCS-ADL, Left Hippocampal Volume. Statistical significance is indicated as follows: * p<0.1, ** p<0.05, *** p<0.01, **** p<0.001. *p=0.091 *p=0.099 Statistically significant improvement at Week 39 in CADS was observed for the • Lomecel - B 25 M x 1 relative to Placebo (p= 0 . 091 ) • P ooled Lomecel - B Groups ( 25 M x 1 , 25 M x 4 , 100 M x 4 ) relative to Placebo (p= 0 . 099 ) p=0.091 p=0.099 Change in Composite Alzheimer’s Disease Score Increasing line/score indicates disease improvement

Secondary Endpoint – Left Hippocampal Volume* 8 • Statistically significant slowing of disease progression in left hippocampal volume at Visit 9 (Week 39) was observed in • Lomecel - B (25Mx1) treatment group relative to Placebo (p=0.015) • Pooled Lomecel - B treatment group (25Mx1, 25Mx4, 100Mx4) relative to Placebo (p=0.038) • At Visit 9 (Week 39), numerical slowing of disease worsening in left hippocampal volume was observed in all Lomecel - B treatment groups relative to Placebo. -0.075 -0.050 -0.025 0.000 0.025 C h a n g e i n L e f t H i p p o c a m p a l V o l u m e 0 16 26 39 Weeks (relative to first infusion) Pooled Lomecel-B (25M x 4, 100M x 4)Pooled Lomecel-B (25M x 1, 25M x 4, 100M x 4) Lomecel-B (100M x 4)Lomecel-B (25M x 4) Lomecel-B (25M x 1)Placebo (Dose x 4) Statistical significance is indicated as follows: * p<0.1, ** p<0.05, *** p<0.01, **** p<0.001. **p=0.048 **p=0.015 **p=0.038 *Left hippocampal volume was normalized by dividing the left hippocampal volume by the intracranial volume p=0.015 P=0.038 Change in Left Hippocampal Volume Increasing line/score indicates disease improvement

Secondary Endpoint – ADCS - ADL 9 • Statistically significant improvement at Visit 9 (Week 39) in ADCS - ADL was observed in the • Lomecel - B (100Mx4) treatment group relative to Placebo (p=0.040) • Pooled Lomecel - B treatment group (25Mx4, 100Mx4) relative to Placebo (p=0.034) • Pooled Lomecel - B treatment group (25Mx1, 25Mx4, 100Mx4) relative to Placebo (p=0.047) • A dose response in improvement in ADCS - ADL at Visit 9 (Week 39) was observed • All Lomecel - B treatment groups experienced greater improvement relative to Placebo -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 C h a n g e i n A D C S - A D L T o t a l S c o r e 0 16 26 39 Weeks (relative to first infusion) Pooled Lomecel-B (25M x 4, 100M x 4)Pooled Lomecel-B (25M x 1, 25M x 4, 100M x 4) Lomecel-B (100M x 4)Lomecel-B (25M x 4) Lomecel-B (25M x 1)Placebo (Dose x 4) Statistical significance is indicated as follows: * p<0.1, ** p<0.05, *** p<0.01, **** p<0.001. **p=0.040 **p=0.047 **p=0.034 p=0.040 p=0.047 p=0.034 Change in ADCS - ADL Total Score Increasing line/score indicates disease improvement

Secondary Endpoint – CDR - SB and ADAS - cog - 13 10 • CDR - SB - all Lomecel - B treatment groups experienced greater benefit than placebo (not statistically significant) At Visit 9 (Week 39) • ADAS - cog - 13 - No statistically significant differences were observed between any Lomecel - B dose and Placebo

• Primary endpoint met based on statistical and medical evaluation ▪ Lomecel - B is safe, well tolerated and comparable to Placebo ▪ Lomecel - B demonstrated benefit over Placebo by preventing deterioration in cognitive and atrophy signals ▪ We are encouraged by the finding from the CLEAR MIND study on both safety and secondary endpoints ▪ Additional exploratory and biomarker data will be available in a few weeks ▪ The results of CLEAR MIND study provide a strong foundation for further development in mild Alzheimer's disease patients' population Conclusions 11